EXHIBIT 99

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CHASE04-S2G1BB2
$       PRICING: PSA 275
$    SETTLEMENT: 20040130
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 1S1 }
$       ORIGINAL_AMOUNT: 100,000,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     4.625000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 1V1 }
$       ORIGINAL_AMOUNT: 3,541,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 1Z1 }
$       ORIGINAL_AMOUNT: 4,600,800.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 1S2 }
$       ORIGINAL_AMOUNT: 8,141,800.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 1N1 }
$       ORIGINAL_AMOUNT: 12,920,400.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 1B1 }
$       ORIGINAL_AMOUNT: 3,996,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
$               PHANTOM: 7
!{         TRANCHE NAME: 1IO1 }
$       ORIGINAL_AMOUNT: 11,904,761.90
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME:         "1IO1"
$                 CSORT:              1
$                  TYPE:            NTL
$          RECORD_DELAY:             24
$              NOTIONAL:
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
!  ( notional tranche name is 1IO1 )
--------------------------------------------------
$               TRANCHE: 2
$                  NAME:          "1S1"
$                 CSORT:              2
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME:          "1V1"
$                 CSORT:              3
$                  TYPE:            SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME:          "1Z1"
$                 CSORT:              4
$                  TYPE:          Z,SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME:          "1S2"
$                 CSORT:              5
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME:          "1N1"
$                 CSORT:              6
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME:          "1B1"
$                 CSORT:              7
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
--------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20040125 55 56
--------------------------------------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Pool Number  Pool Type    NET-CPN CURR--FACT ORIG--BALANCE  PY-FEE  BV-FEE
      PY/BV/BLN-W AGE
--------------------------------------------------------------------------------
M 1 WHOLE XX/XX  5.250000000 1.00000000 133200000.00  0.250000000  0.000000000
      358 360 358 2
--------------------------------------------------------------------------------
This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G1BB2 30 year 5.2's       User ID: bchin       Deals Directory: /home/bchin/intexdeals
------------------------------------------------------------------------------------------------
DEC TABLES REPORT       Date: 01/12/2004 12:06:28                                       CMO Desk
------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 5.50 WAM: 358.00 Pricing Speed: 275 PSA
------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G1BB2 Bond Name: 1S1

       Months            PSA        PSA        PSA        PSA        PSA
          480              0        100        275        400        500

         Date            1S1        1S1        1S1        1S1        1S1
    1/30/2004         100.00     100.00     100.00     100.00     100.00
    1/25/2005          98.24      96.00      92.07      89.25      86.99
    1/25/2006          96.38      88.95      76.37      67.69      60.93
    1/25/2007          94.42      80.02      57.23      42.76      32.22
    1/25/2008          92.34      71.52      41.14      23.67      11.94
    1/25/2009          90.15      63.54      27.86       9.37       0.00
    1/25/2010          88.08      56.62      18.03       0.20       0.00
    1/25/2011          85.90      50.26      10.32       0.00       0.00
    1/25/2012          83.60      44.50       4.57       0.00       0.00
    1/25/2013          81.16      39.30       0.33       0.00       0.00
    1/25/2014          78.59      34.58       0.00       0.00       0.00
    1/25/2015          75.87      30.16       0.00       0.00       0.00
    1/25/2016          73.00      26.01       0.00       0.00       0.00
    1/25/2017          69.97      22.13       0.00       0.00       0.00
    1/25/2018          66.76      18.48       0.00       0.00       0.00
    1/25/2019          63.38      15.06       0.00       0.00       0.00
    1/25/2020          59.80      11.86       0.00       0.00       0.00
    1/25/2021          56.03       8.86       0.00       0.00       0.00
    1/25/2022          52.04       6.04       0.00       0.00       0.00
    1/25/2023          47.82       3.41       0.00       0.00       0.00
    1/25/2024          43.37       0.94       0.00       0.00       0.00
    1/25/2025          38.67       0.00       0.00       0.00       0.00
    1/25/2026          33.70       0.00       0.00       0.00       0.00
    1/25/2027          28.45       0.00       0.00       0.00       0.00
    1/25/2028          22.90       0.00       0.00       0.00       0.00
    1/25/2029          17.04       0.00       0.00       0.00       0.00
    1/25/2030          10.85       0.00       0.00       0.00       0.00
    1/25/2031           4.31       0.00       0.00       0.00       0.00
    9/25/2031           0.00       0.00       0.00       0.00       0.00

Ave Life (Yrs)         17.05       8.21       3.81       2.86       2.44

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

---------------------------------------------------------------------------------------------
CHASE04-S2G1BB2 30 year 5.2's       User ID: bchin    Deals Directory: /home/bchin/intexdeals
---------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 01/12/2004 12:06:28                                          CMO Desk
---------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 5.50 WAM: 358.00 Pricing Speed: 275 PSA
---------------------------------------------------------------------------------------------
Deal: CHASE04-S2G1BB2 Bond Name: 1V1

       Months            PSA        PSA        PSA        PSA        PSA
          480              0        100        275        400        500

         Date            1V1        1V1        1V1        1V1        1V1
    1/30/2004         100.00     100.00     100.00     100.00     100.00
    1/25/2005          93.01      93.01      93.01      93.01      93.01
    1/25/2006          85.65      85.65      85.65      85.65      85.65
    1/25/2007          77.89      77.89      77.89      77.89      77.89
    1/25/2008          69.71      69.71      69.71      69.71      69.71
    1/25/2009          61.09      61.09      61.09      61.09      32.43
    1/25/2010          52.01      52.01      52.01      52.01       0.00
    1/25/2011          42.45      42.45      42.45       0.00       0.00
    1/25/2012          32.36      32.36      32.36       0.00       0.00
    1/25/2013          21.74      21.74      21.74       0.00       0.00
    1/25/2014          10.54      10.54       0.00       0.00       0.00
   12/25/2014           0.00       0.00       0.00       0.00       0.00

Ave Life (Yrs)          5.99       5.99       5.84       4.80       4.11

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

---------------------------------------------------------------------------------------------
CHASE04-S2G1BB2 30 year 5.2's       User ID: bchin    Deals Directory: /home/bchin/intexdeals
---------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 01/12/2004 12:06:28                                          CMO Desk
---------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 5.50 WAM: 358.00 Pricing Speed: 275 PSA
---------------------------------------------------------------------------------------------
Deal: CHASE04-S2G1BB2 Bond Name: 1Z1

       Months            PSA        PSA        PSA        PSA        PSA
          480              0        100        275        400        500

         Date            1Z1        1Z1        1Z1        1Z1        1Z1
    1/30/2004         100.00     100.00     100.00     100.00     100.00
    1/25/2005         105.38     105.38     105.38     105.38     105.38
    1/25/2006         111.05     111.05     111.05     111.05     111.05
    1/25/2007         117.02     117.02     117.02     117.02     117.02
    1/25/2008         123.31     123.31     123.31     123.31     123.31
    1/25/2009         129.94     129.94     129.94     129.94     129.94
    1/25/2010         136.93     136.93     136.93     136.93      71.01
    1/25/2011         144.30     144.30     144.30     111.47      22.45
    1/25/2012         152.06     152.06     152.06      70.37       1.02
    1/25/2013         160.23     160.23     160.23      47.16       0.00
    1/25/2014         168.85     168.85     146.79      34.89       0.00
    1/25/2015         176.96     176.96     119.06      25.76       0.00
    1/25/2016         176.96     176.96      96.32      18.97       0.00
    1/25/2017         176.96     176.96      77.70      13.93       0.00
    1/25/2018         176.96     176.96      62.47      10.19       0.00
    1/25/2019         176.96     176.96      50.03       7.43       0.00
    1/25/2020         176.96     176.96      39.90       5.39       0.00
    1/25/2021         176.96     176.96      31.67       3.89       0.00
    1/25/2022         176.96     176.96      24.98       2.80       0.00
    1/25/2023         176.96     176.96      19.57       1.99       0.00
    1/25/2024         176.96     176.96      15.21       1.41       0.00
    1/25/2025         176.96     162.10      11.70       0.99       0.00
    1/25/2026         176.96     138.59       8.88       0.68       0.00
    1/25/2027         176.96     116.59       6.64       0.46       0.00
    1/25/2028         176.96      96.01       4.86       0.31       0.00
    1/25/2029         176.96      76.76       3.45       0.20       0.00
    1/25/2030         176.96      58.75       2.34       0.12       0.00
    1/25/2031         176.96      41.92       1.49       0.07       0.00
    1/25/2032         148.79      26.19       0.82       0.04       0.00
    1/25/2033          69.49      11.50       0.32       0.01       0.00
   11/25/2033           0.00       0.00       0.00       0.00       0.00

Ave Life (Yrs)         28.78      24.65      13.96       9.11       6.27

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

---------------------------------------------------------------------------------------------
CHASE04-S2G1BB2 30 year 5.2's       User ID: bchin    Deals Directory: /home/bchin/intexdeals
---------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 01/12/2004 12:06:28                                          CMO Desk
---------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 5.50 WAM: 358.00 Pricing Speed: 275 PSA
---------------------------------------------------------------------------------------------
Deal: CHASE04-S2G1BB2 Bond Name: 1S2

       Months            PSA        PSA        PSA        PSA        PSA
          480              0        100        275        400        500

         Date            1S2        1S2        1S2        1S2        1S2
    1/30/2004         100.00     100.00     100.00     100.00     100.00
    1/25/2005         100.00     100.00     100.00     100.00     100.00
    1/25/2006         100.00     100.00     100.00     100.00     100.00
    1/25/2007         100.00     100.00     100.00     100.00     100.00
    1/25/2008         100.00     100.00     100.00     100.00     100.00
    1/25/2009         100.00     100.00     100.00     100.00      87.53
    1/25/2010         100.00     100.00     100.00     100.00      40.13
    1/25/2011         100.00     100.00     100.00      62.99      12.69
    1/25/2012         100.00     100.00     100.00      39.76       0.58
    1/25/2013         100.00     100.00     100.00      26.65       0.00
    1/25/2014         100.00     100.00      82.95      19.72       0.00
    1/25/2015         100.00     100.00      67.28      14.56       0.00
    1/25/2016         100.00     100.00      54.43      10.72       0.00
    1/25/2017         100.00     100.00      43.90       7.87       0.00
    1/25/2018         100.00     100.00      35.30       5.76       0.00
    1/25/2019         100.00     100.00      28.27       4.20       0.00
    1/25/2020         100.00     100.00      22.55       3.05       0.00
    1/25/2021         100.00     100.00      17.89       2.20       0.00
    1/25/2022         100.00     100.00      14.12       1.58       0.00
    1/25/2023         100.00     100.00      11.06       1.13       0.00
    1/25/2024         100.00     100.00       8.59       0.80       0.00
    1/25/2025         100.00      91.60       6.61       0.56       0.00
    1/25/2026         100.00      78.32       5.02       0.39       0.00
    1/25/2027         100.00      65.89       3.75       0.26       0.00
    1/25/2028         100.00      54.25       2.74       0.17       0.00
    1/25/2029         100.00      43.37       1.95       0.11       0.00
    1/25/2030         100.00      33.20       1.32       0.07       0.00
    1/25/2031         100.00      23.69       0.84       0.04       0.00
    1/25/2032          84.08      14.80       0.47       0.02       0.00
    1/25/2033          39.27       6.50       0.18       0.01       0.00
   11/25/2033           0.00       0.00       0.00       0.00       0.00

Ave Life (Yrs)         28.78      24.65      13.61       8.53       5.95

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

---------------------------------------------------------------------------------------------
CHASE04-S2G1BB2 30 year 5.2's       User ID: bchin    Deals Directory: /home/bchin/intexdeals
---------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 01/12/2004 12:06:28                                          CMO Desk
---------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 5.50 WAM: 358.00 Pricing Speed: 275 PSA
---------------------------------------------------------------------------------------------
Deal: CHASE04-S2G1BB2 Bond Name: 1N1

       Months            PSA        PSA        PSA        PSA        PSA
          480              0        100        275        400        500

         Date            1N1        1N1        1N1        1N1        1N1
    1/30/2004         100.00     100.00     100.00     100.00     100.00
    1/25/2005         100.00     100.00     100.00     100.00     100.00
    1/25/2006         100.00     100.00     100.00     100.00     100.00
    1/25/2007         100.00     100.00     100.00     100.00     100.00
    1/25/2008         100.00     100.00     100.00     100.00     100.00
    1/25/2009         100.00     100.00     100.00     100.00     100.00
    1/25/2010          98.06      96.26      92.92      90.37      88.21
    1/25/2011          96.01      91.95      84.68      79.34      74.97
    1/25/2012          93.84      86.60      74.30      65.83      59.24
    1/25/2013          91.56      80.41      62.77      51.59      40.09
    1/25/2014          89.14      73.59      51.03      38.17      27.32
    1/25/2015          86.59      67.19      41.39      28.18      18.58
    1/25/2016          83.89      61.19      33.48      20.75      12.60
    1/25/2017          81.04      55.57      27.01      15.23       8.52
    1/25/2018          78.03      50.29      21.71      11.15       5.74
    1/25/2019          74.85      45.35      17.39       8.13       3.86
    1/25/2020          71.49      40.72      13.87       5.90       2.58
    1/25/2021          67.94      36.37      11.01       4.26       1.72
    1/25/2022          64.19      32.30       8.68       3.06       1.13
    1/25/2023          60.23      28.49       6.80       2.18       0.75
    1/25/2024          56.05      24.92       5.29       1.54       0.49
    1/25/2025          51.63      21.58       4.07       1.08       0.31
    1/25/2026          46.96      18.45       3.09       0.75       0.20
    1/25/2027          42.03      15.52       2.31       0.51       0.12
    1/25/2028          36.82      12.78       1.69       0.34       0.08
    1/25/2029          31.31      10.22       1.20       0.22       0.05
    1/25/2030          25.50       7.82       0.82       0.14       0.03
    1/25/2031          19.35       5.58       0.52       0.08       0.01
    1/25/2032          12.86       3.49       0.29       0.04       0.01
    1/25/2033           6.01       1.53       0.11       0.01          *
   11/25/2033           0.00       0.00       0.00       0.00       0.00

Ave Life (Yrs)         20.18      15.20      11.18       9.80       8.97

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

---------------------------------------------------------------------------------------------
CHASE04-S2G1BB2 30 year 5.2's       User ID: bchin    Deals Directory: /home/bchin/intexdeals
---------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 01/12/2004 12:06:28 CMO Desk
---------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 5.50 WAM: 358.00 Pricing Speed: 275 PSA
---------------------------------------------------------------------------------------------
Deal: CHASE04-S2G1BB2 Bond Name: 1B1

       Months            PSA        PSA        PSA        PSA        PSA
          480              0        100        275        400        500

         Date            1B1        1B1        1B1        1B1        1B1
    1/30/2004         100.00     100.00     100.00     100.00     100.00
    1/25/2005          98.64      98.64      98.64      98.64      98.64
    1/25/2006          97.20      97.20      97.20      97.20      97.20
    1/25/2007          95.68      95.68      95.68      95.68      95.68
    1/25/2008          94.07      94.07      94.07      94.07      94.07
    1/25/2009          92.37      92.37      92.37      92.37      92.37
    1/25/2010          90.58      88.92      85.84      83.48      81.48
    1/25/2011          88.69      84.94      78.22      73.29      69.26
    1/25/2012          86.69      80.00      68.64      60.81      54.72
    1/25/2013          84.57      74.28      57.98      47.65      40.17
    1/25/2014          82.34      67.98      47.14      35.26      27.38
    1/25/2015          79.98      62.07      38.23      26.03      18.61
    1/25/2016          77.49      56.53      30.93      19.17      12.62
    1/25/2017          74.86      51.33      24.95      14.07       8.54
    1/25/2018          72.08      46.46      20.06      10.30       5.75
    1/25/2019          69.14      41.89      16.07       7.51       3.86
    1/25/2020          66.04      37.61      12.81       5.45       2.58
    1/25/2021          62.76      33.60      10.17       3.94       1.72
    1/25/2022          59.30      29.84       8.02       2.83       1.14
    1/25/2023          55.64      26.32       6.28       2.02       0.75
    1/25/2024          51.77      23.02       4.88       1.43       0.49
    1/25/2025          47.69      19.93       3.76       1.00       0.31
    1/25/2026          43.38      17.04       2.85       0.69       0.20
    1/25/2027          38.82      14.34       2.13       0.47       0.13
    1/25/2028          34.01      11.81       1.56       0.31       0.08
    1/25/2029          28.92       9.44       1.11       0.20       0.05
    1/25/2030          23.55       7.22       0.75       0.12       0.03
    1/25/2031          17.88       5.16       0.48       0.07       0.01
    1/25/2032          11.88       3.22       0.26       0.04       0.01
    1/25/2033           5.55       1.41       0.10       0.01          *
   11/25/2033           0.00       0.00       0.00       0.00       0.00

Ave Life (Yrs)         18.84      14.25      10.53       9.25       8.58

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CREDIT | FIRST
SUISSE | BOSTON



                                   CHASE 04-S2

Group 1


1Z1 Accretion Rules
      1.    Pay the 1V1 until retired.
      2.    Pay 1Z1.

Pay rules

      1.    Pay the NAS priority amount to the 1N1.
      2.    Pay the 1S1 until all retired.
      3.    Concurrently as follows:
            a.    50% to the 1S2 until retired.
            b.    50% sequentially to the 1V1, 1Z1 until retired
      4.    Pay the 1N1 until retired.

Notes
Pxing Speed = 275 PSA.
NAS bonds = 1N1.  standard 60 mo lockout.
IO = 62.5/525 * 1S1  5.25% coupon.
Settlement = 01/30

CMO Desk                                  Deal Summary Report                                     CHASE04-S2G1BB2 30 year 5.2's
Date:01/12/2004   12:05:28    CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 1/30/2004       WHOLE 30 year Pricing Speed: 275 PSA
First Pay: 2/25/2004          WAC:5.50 WAM:358.00

Tranche     Balance      Coupon     Payment     Aver.     Dur     Tx/    Spread Yield   Price    Description    Cap   Mult   Bal %
  Name                              Window      Life             Index   Margin          %
__________________________________________________________________________________________________________________________________
  1IO1   11,904,761.90   5.25000   2/04- 3/13    3.81             0.00                                                        8.94
  1S1   100,000,000.00   4.62500   2/04- 3/13    3.81             3.81                                                       75.08
  1V1     3,541,000.00   5.25000   2/04- 7/13    5.84             0.00                                                        2.66
  1Z1     4,600,800.00   5.25000   7/13-11/33   13.96             0.00                                                        3.45
  1S2     8,141,800.00   5.25000   3/13-11/33   13.61             0.00                                                        6.11
  1N1    12,920,400.00   5.25000   2/09-11/33   11.18            10.00                                                        9.70
  1B1     3,996,000.00   5.25000   2/04-11/33   10.53            10.53                      "Sub. Bond, 3.00 percen           3.00
__________________________________________________________________________________________________________________________________
Tot: 7     133,200,000   4.78078                 5.57

Collateral
Type   Bal(MM)  Coup   Prepay   WAM  Age  AcrInt(M)  WAC
WHOLE  133.200  5.250  PSA 275  358   2   563.325    5.500

# 1    133.200  5.2500          358.0 2.0 563.325

Yield Curve                                                 Indices
Yr    1.97    2.84    5.01    9.84   27.09                  1ML
Yld   1.656   2.101   3.050   4.086   4.965                 1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CHASE04-S2G2BBG
$       PRICING: PSA 300
$    SETTLEMENT: 20040130
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 2F }
$       ORIGINAL_AMOUNT: 53,004,230.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     1.607500000 Floater Bond
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 0
$            DATED_DATE: 20040125
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
Additional Floater Information
$        FLOATER_INDEX: LIBOR1MO
$        FLOATER_RESET:    Freq:     12; Next: 20040225
$      FLOATER_FORMULA: 0.00000 1.00000         0.5000000000
$ FLOATER_LIMITS:Thres: 20040125  Floor:   0.50000 Cap:  8.000000
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 2S1 }
$       ORIGINAL_AMOUNT: 25,240,110.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 2S2 }
$       ORIGINAL_AMOUNT: 25,240,110.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 2S3 }
$       ORIGINAL_AMOUNT: 25,240,110.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.000000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 2S4 }
$       ORIGINAL_AMOUNT: 25,240,110.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     4.750000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 2S5 }
$       ORIGINAL_AMOUNT: 25,240,110.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     4.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 7
!{         TRANCHE NAME: 2S6 }
$       ORIGINAL_AMOUNT: 25,240,110.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     4.250000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 8
!{         TRANCHE NAME: 2S7 }
$       ORIGINAL_AMOUNT: 25,240,110.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     4.000000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 9
!{         TRANCHE NAME: 2V1 }
$       ORIGINAL_AMOUNT: 20,943,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 10
!{         TRANCHE NAME: 2Z1 }
$       ORIGINAL_AMOUNT: 25,938,400.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 11
!{         TRANCHE NAME: 2N1 }
$       ORIGINAL_AMOUNT: 30,729,600.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 12
!{         TRANCHE NAME: 2B1 }
$       ORIGINAL_AMOUNT: 9,504,000.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     5.500000000
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20040101
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
$               PHANTOM: 13
!{         TRANCHE NAME: 2I }
$       ORIGINAL_AMOUNT: 53,004,230.00
$        CURRENT_FACTOR:     1.000000000
$        CURRENT_COUPON:     6.392500000 Floater Bond
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 0
$            DATED_DATE: 20040125
$    FIRST_PAYMENT_DATE: 20040225
$     NEXT_PAYMENT_DATE: 20040225
Additional Floater Information
$        FLOATER_INDEX: LIBOR1MO
$        FLOATER_RESET:    Freq:     12; Next: 20040225
$      FLOATER_FORMULA: 0.00000 -1.00000         7.5000000000
$ FLOATER_LIMITS:Thres: 20040125  Floor:   0.00000 Cap:  7.500000
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME:           "2F"
$                 CSORT:              1
$                  TYPE:            FLT
$          RECORD_DELAY:              0
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME:           "2I"
$                 CSORT:              2
$                  TYPE:         IO,NTL
$          RECORD_DELAY:              0
$              NOTIONAL:
$    COMPOSITION: BLOCK: 13 PRIN: 100.000000000 INT: 100.000000000
!  ( notional tranche name is 2I )
--------------------------------------------------
$               TRANCHE: 3
$                  NAME:          "2S1"
$                 CSORT:              3
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME:          "2S2"
$                 CSORT:              4
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME:          "2S3"
$                 CSORT:              5
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME:          "2S4"
$                 CSORT:              6
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME:          "2S5"
$                 CSORT:              7
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 8
$                  NAME:          "2S6"
$                 CSORT:              8
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 9
$                  NAME:          "2S7"
$                 CSORT:              9
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 10
$                  NAME:          "2V1"
$                 CSORT:             10
$                  TYPE:            SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 9 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 11
$                  NAME:          "2Z1"
$                 CSORT:             11
$                  TYPE:          Z,SEQ
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 10 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 12
$                  NAME:          "2N1"
$                 CSORT:             12
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 11 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 13
$                  NAME:          "Sub"
$                 CSORT:             13
$                  TYPE:
$          RECORD_DELAY:             24
$    COMPOSITION: BLOCK: 12 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
--------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20040125 55 56
--------------------------------------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Pool Number  Pool Type    NET-CPN CURR--FACT ORIG--BALANCE  PY-FEE  BV-FEE
       PY/BV/BLN-W AGE
--------------------------------------------------------------------------------
  M 1 WHOLE XX/XX  5.500000000 1.00000000 316800000.00  0.600000000  0.000000000
       358 360 358 2
--------------------------------------------------------------------------------
This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:28                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2F

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date          2F         2F         2F         2F         2F
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:28                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2I

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date          2I         2I         2I         2I         2I
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2S1

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2S1        2S1        2S1        2S1        2S1
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2S2

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2S2        2S2        2S2        2S2        2S2
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2S3

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2S3        2S3        2S3        2S3        2S3
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2S4

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2S4        2S4        2S4        2S4        2S4
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2S5

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2S5        2S5        2S5        2S5        2S5
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2S6

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2S6        2S6        2S6        2S6        2S6
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2S7

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2S7        2S7        2S7        2S7        2S7
    1/30/2004         100        100        100        100        100
    1/25/2005          98         96         91         89         87
    1/25/2006          97         89         74         67         60
    1/25/2007          95         80         53         41         30
    1/25/2008          93         71         36         21          9
    1/25/2009          91         63         21          6          0
    1/25/2010          89         56         11          0          0
    1/25/2011          87         49          3          0          0
    1/25/2012          84         43          0          0          0
    1/25/2013          82         38          0          0          0
    1/25/2014          80         33          0          0          0
    1/25/2015          77         29          0          0          0
    1/25/2016          74         24          0          0          0
    1/25/2017          71         20          0          0          0
    1/25/2018          68         17          0          0          0
    1/25/2019          64         13          0          0          0
    1/25/2020          61         10          0          0          0
    1/25/2021          57          6          0          0          0
    1/25/2022          53          4          0          0          0
    1/25/2023          48          1          0          0          0
    1/25/2024          44          0          0          0          0
    1/25/2025          39          0          0          0          0
    1/25/2026          34          0          0          0          0
    1/25/2027          28          0          0          0          0
    1/25/2028          22          0          0          0          0
    1/25/2029          16          0          0          0          0
    1/25/2030           9          0          0          0          0
    1/25/2031           2          0          0          0          0
    5/25/2031           0          0          0          0          0

Ave Life (Yrs)   17.14465    7.94689    3.42437    2.76842    2.37369

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2V1

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2V1        2V1        2V1        2V1        2V1
    1/30/2004         100        100        100        100        100
    1/25/2005          93         93         93         93         93
    1/25/2006          86         86         86         86         86
    1/25/2007          78         78         78         78         78
    1/25/2008          70         70         70         70         70
    1/25/2009          61         61         61         61          1
    1/25/2010          52         52         52         18          0
    1/25/2011          42         42         42          0          0
    1/25/2012          32         32          7          0          0
    1/25/2013          21         21          0          0          0
    1/25/2014           9          9          0          0          0
   11/25/2014           0          0          0          0          0

Ave Life (Yrs)    5.95001    5.95001    5.44775    4.61355    3.96718

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2Z1

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2Z1        2Z1        2Z1        2Z1        2Z1
    1/30/2004         100        100        100        100        100
    1/25/2005         106        106        106        106        106
    1/25/2006         112        112        112        112        112
    1/25/2007         118        118        118        118        118
    1/25/2008         125        125        125        125        125
    1/25/2009         132        132        132        132        132
    1/25/2010         139        139        139        139         61
    1/25/2011         147        147        147         96         20
    1/25/2012         155        155        155         61          1
    1/25/2013         164        164        125         41          0
    1/25/2014         173        173        100         30          0
    1/25/2015         181        181         80         22          0
    1/25/2016         181        181         64         17          0
    1/25/2017         181        181         51         12          0
    1/25/2018         181        181         40          9          0
    1/25/2019         181        181         32          7          0
    1/25/2020         181        181         25          5          0
    1/25/2021         181        181         19          3          0
    1/25/2022         181        181         15          2          0
    1/25/2023         181        181         12          2          0
    1/25/2024         181        164          9          1          0
    1/25/2025         181        143          7          1          0
    1/25/2026         181        122          5          1          0
    1/25/2027         181        103          4          *          0
    1/25/2028         181         85          3          *          0
    1/25/2029         181         68          2          *          0
    1/25/2030         181         52          1          *          0
    1/25/2031         181         37          1          *          0
    1/25/2032         133         23          *          *          0
    1/25/2033          62         10          *          *          0
   11/25/2033           0          0          0          0          0

Ave Life (Yrs)   28.62438   24.00866   12.32896    8.74779    6.11608

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: 2N1

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         2N1        2N1        2N1        2N1        2N1
    1/30/2004         100        100        100        100        100
    1/25/2005         100        100        100        100        100
    1/25/2006         100        100        100        100        100
    1/25/2007         100        100        100        100        100
    1/25/2008         100        100        100        100        100
    1/25/2009         100        100        100        100        100
    1/25/2010          98         96         93         91         88
    1/25/2011          96         92         84         80         75
    1/25/2012          94         87         73         66         60
    1/25/2013          92         81         61         52         41
    1/25/2014          90         74         49         39         28
    1/25/2015          88         68         39         28         19
    1/25/2016          85         62         31         21         13
    1/25/2017          82         56         25         15          9
    1/25/2018          79         51         19         11          6
    1/25/2019          76         46         15          8          4
    1/25/2020          73         42         12          6          3
    1/25/2021          70         37          9          4          2
    1/25/2022          66         33          7          3          1
    1/25/2023          62         29          6          2          1
    1/25/2024          58         26          4          2          1
    1/25/2025          53         22          3          1          *
    1/25/2026          49         19          2          1          *
    1/25/2027          44         16          2          1          *
    1/25/2028          38         13          1          *          *
    1/25/2029          33         11          1          *          *
    1/25/2030          27          8          1          *          *
    1/25/2031          20          6          *          *          *
    1/25/2032          14          4          *          *          *
    1/25/2033           6          2          *          *          *
   11/25/2033           0          0          0          0          0

Ave Life (Yrs)   20.45847   15.34600   10.88844    9.82831    9.00398

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CHASE04-S2G2BBG 30 year 5.5's       User ID: mflynn2        Deals Directory: /home/mflynn2/intexdeals
-----------------------------------------------------------------------------------------------------
DEC TABLES REPORT Date: 12/11/2003 19:37:29                                                  CMO Desk
-----------------------------------------------------------------------------------------------------
Settlement Date: 1/30/2004 WHOLE 30 year WAC: 6.10 WAM: 358.00 Pricing Speed: 300 PSA
-----------------------------------------------------------------------------------------------------
Deal: CHASE04-S2G2BBG Bond Name: Sub

       Months         PSA        PSA        PSA        PSA        PSA
          480           0        100        300        400        500

         Date         Sub        Sub        Sub        Sub        Sub
    1/30/2004         100        100        100        100        100
    1/25/2005          99         99         99         99         99
    1/25/2006          97         97         97         97         97
    1/25/2007          96         96         96         96         96
    1/25/2008          95         95         95         95         95
    1/25/2009          93         93         93         93         93
    1/25/2010          91         90         86         84         82
    1/25/2011          90         86         78         74         70
    1/25/2012          88         81         68         62         55
    1/25/2013          86         75         57         48         41
    1/25/2014          84         69         45         36         28
    1/25/2015          81         63         36         27         19
    1/25/2016          79         58         29         20         13
    1/25/2017          77         52         23         14          9
    1/25/2018          74         48         18         11          6
    1/25/2019          71         43         14          8          4
    1/25/2020          68         39         11          6          3
    1/25/2021          65         35          9          4          2
    1/25/2022          61         31          7          3          1
    1/25/2023          58         27          5          2          1
    1/25/2024          54         24          4          1          1
    1/25/2025          50         21          3          1          *
    1/25/2026          45         18          2          1          *
    1/25/2027          41         15          2          *          *
    1/25/2028          36         12          1          *          *
    1/25/2029          30         10          1          *          *
    1/25/2030          25          8          1          *          *
    1/25/2031          19          5          *          *          *
    1/25/2032          13          3          *          *          *
    1/25/2033           6          2          *          *          *
   11/25/2033           0          0          0          0          0

Ave Life (Yrs)   19.22739   14.46842   10.31909   9.33226   8.65204

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CREDIT | FIRST
SUISSE | BOSTON



                                   CHASE 04-S2

Group 2


2Z1 Accretion Rules
      1.    Pay the 2V1 until retired.
      2.    Pay 2Z1.

Pay rules

      1.    Pay the NAS priority amount to the 2N1.
      2.    Pay the 2S1 - 2S7 and 2F, pro rata, until all retired.
      3.    Pay the 2V1, until retired.
      4.    Pay the 2Z1, until retired.
      5.    Pay the 2N1 until retired.

Notes
Pxing Speed = 300 PSA.
NAS bonds = 2N1.  standard 60 mo lockout.
Floater = 2F = 1ML + 50bps, 8% cap, 30/360 accrual, 0 day delay.
Inverse IO = 2I, 7.50 - 1ML, 0 day delay, 30/360 accrual.
Settlement = 01/30

CMO Desk                                  Deal Summary Report                                     CHASE04-S2G2BBG 30 year 5.5's
Date:12/11/2003   19:35:39    CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148
Closing Date: 1/30/2004       WHOLE 30 year Pricing Speed: 300 PSA
First Pay: 2/25/2004          WAC:6.10 WAM:358.00

Tranche     Balance      Coupon     Payment     Aver.  Dur   Tx/    Spread Yield  Price        Description      Cap   Mult   Bal %
  Name                              Window      Life        Index   Margin         %
__________________________________________________________________________________________________________________________________
  2F    53,004,230.00   1.60750   2/04- 8/11    3.42          1ML   + 0.50             " 1ML + 0.500000 cap: 8.  8.0  1.00  16.73
  2I    53,004,230.00   6.39250   2/04- 8/11    3.42          1ML   + 7.50             " 7.500 + -1.000 * 1M     7.5 -1.00  16.73
  2S1   25,240,110.00   5.50000   2/04- 8/11    3.42          0.00                                                           7.97
  2S2   25,240,110.00   5.25000   2/04- 8/11    3.42          0.00                                                           7.97
  2S3   25,240,110.00   5.00000   2/04- 8/11    3.42          0.00                                                           7.97
  2S4   25,240,110.00   4.75000   2/04- 8/11    3.42          0.00                                                           7.97
  2S5   25,240,110.00   4.50000   2/04- 8/11    3.42          0.00                                                           7.97
  2S6   25,240,110.00   4.25000   2/04- 8/11    3.42          0.00                                                           7.97
  2S7   25,240,110.00   4.00000   2/04- 8/11    3.42          0.00                                                           7.97
  2V1   20,943,000.00   5.50000   2/04- 3/12    5.45          5.45                                                           6.61
  2Z1   25,938,400.00   5.50000   3/12-11/33   12.33         12.33                                                           8.19
  2N1   30,729,600.00   5.50000   2/09-11/33   10.89          9.93                                                           9.70
  Sub    9,504,000.00   5.50000   2/04-11/33   10.32         10.32                     "Sub. Bond, 3.00 percen               3.00
__________________________________________________________________________________________________________________________________
Tot: 13   316,800,000   4.43046                4.96

Collateral
Type    Bal(MM)   Coup    Prepay   WAM     Age   AcrInt(M)   WAC
WHOLE   316.800   5.500   PSA 300  358      2    1403.600    6.100

#   1   316.800   5.5000           358.0   2.0   1403.600

Yield Curve                                                       Indices
Yr     1.97    2.93    4.93    9.93   27.18                       1ML
Yld   1.907   2.447   3.290   4.316   5.149                       1.107

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.